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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 2, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
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             (Exact name of registrant as specified in its charter)



            Pennsylvania              0-15864             95-4091769
            (State or other         (Commission         (IRS Employer
            jurisdiction of           File No.)         Identification
            incorporation)                                   No.)


          649 North Lewis Road       Limerick, Pennsylvania      19468
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         (Address of principal executive offices)            (Zip Code)


               Registrant's telephone number, including area code:
                                  610-495-3003
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                                 Not applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)
         ==============================================================


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ITEM 5.

         On August 2, 2000 the Registrant issued a press release, which is attached as Exhibit 99.1, announcing financial results for the quarter and six months ended June 30, 2000 and the completion of the Registrant's transition to providing its Internet customer relationship management solutions as an Application Service Provider.














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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.
--------

 99.1 Press release dated August 2, 2000 entitled "SEDONA Corporation Reports Second Quarter and Six Months Results"



















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SEDONA CORPORATION




Dated:  August 7, 2000              By: /s/ William K. Williams
        ---------------                 --------------------------
                                    William K. Williams
                                    Vice President and Chief Financial
                                    and Accounting Officer








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